AUBURN NATIONAL

BANCORPORATION,

INC AND SUBSIDIARIES

EXHIBIT 31.2
CERTIFICATION

PURSUANT TO

RULE 13a-14 OF THE SECURITIES EXCHANGE ACT

OF 1934,

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION
I, David A. Hedges, certify that:

1. I have reviewed this Annual Report on Form 10-K of Auburn Natio nal Bancorporation, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a
material fact necessary to make the statements made, in light of the circumstances under which such statements were
made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the

financial statements, and other financial information included in this report, fairly
present in all material respects the financial condition, results of operations and cash flows of the registrant as of,
and for, the periods presented in this report;

4. The registrant’s other certifying officer

and I are responsible for establishing and maintaining disclosure controls
and procedures (as defined in Exchange Act Rules 13a-15(e)

and 15d-15(e)) and internal control over financial
reporting (as defined in Exchange Act Rules 13a-15(f) and 15d

-15(f)) for the registrant and have:

a)
Designed such disclosure controls and procedures, or

caused such disclosure controls and procedures to be
designed under our supervision, to ensure that material information relating to the registrant, including its
consolidated subsidiaries, is made known to us by others within those entities,

particularly during the
period in which this report is being prepared;

b)
Designed such internal control over financial reporting, or

caused such internal control over financial
reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of
financial reporting and the preparation of financial statements for external purposes in accordance with
generally accepted accounting principles;

c)
Evaluated the effectiveness of the registrant’s

disclosure controls and procedures and presented in this
report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of
the period covered by this report based on such evaluation; and

d)
Disclosed in this report any change in the registrant’s

internal control over financial reporting that occurred
during the registrant’s most recent fiscal

quarter (the registrant’s fourth

fiscal quarter in the case of an
annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s
internal control over financial reporting; and

5. The registrant’s other certifying officer

and I have disclosed, based on our most recent evaluation

of internal
control over financial reporting, to the registrant’s

auditors and the audit committee of the registrant’s

board of
directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over
financial reporting which are reasonably likely to adversely affect the registrant’s ability to

record, process,
summarize and report financial information; and

b)
Any fraud, whether or not material, that involves management or other employees who have a significant
role in the registrant’s internal

control over financial reporting.

Date: March 9, 2021

/s/ David A. Hedges
EVP,

Chief Financial Officer